SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]

Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:

_X_  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
___  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                           SIMPLEX MEDICAL SYSTEMS, INC.
                 (Name of Registrant as Specified in Its Charter)

                           SIMPLEX MEDICAL SYSTEMS, INC.
                    (Name of Person(s) Filing Proxy Statement)

                                                          PRELIMINARY COPY

                          SIMPLEX MEDICAL SYSTEMS, INC.
                          430 Ansin Boulevard, Suite G
                             Hallandale, FL  33009
                                (954) 455-0110

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 20, 1998

TO THE SHAREHOLDERS OF Simplex Medical Systems, Inc.:

     NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Simplex Medical Systems, Inc., a Colorado corporation (the "Company"), will be held at the Holiday Inn Sunspree Hollywood, 2711 South Ocean Drive, Hollywood, Florida, on Thursday, August 20, 1998, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters.

     1. The election of six (6) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

     2. The ratification of the appointment of Schmidt, Raines, Triest, Dickenson & Adams, P.L. as the Company's independent auditors;

     3. The approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "SMLX Technologies, Inc.";

     4.  The approval of the Company's 1997 Stock Option Plan; and

     5. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Only holders of the no par value Common Stock of the Company of record at the close of business on July 15, 1998, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

         All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        COLIN N. JONES, PRESIDENT
Hallandale, Florida
July 15, 1998

                          SIMPLEX MEDICAL SYSTEMS, INC.
                          430 Ansin Boulevard, Suite G
                             Hallandale, FL  33009
                                (954) 455-0110

                          ------------------------------
                                   PROXY STATEMENT
                          ------------------------------

                          ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 20, 1998

                                GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Simplex Medical Systems, Inc., a Colorado corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Holiday Inn Sunspree Hollywood, 2711 South Ocean Drive, Hollywood, Florida, on Thursday, August 20, 1998, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about July 17, 1998.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

     The Company's Annual Report for the year ended December 31, 1997, is being simultaneously mailed to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                       SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's no par value Common Stock, with each share entitled to one vote. Only shareholders of record at the close of business on July 15, 1998, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On July 15, 1998, the Company had 10,700,000 shares of its no par value Common Stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Company's no par value common stock owned beneficially, as of July 15, 1998, by any person, who is known to the Company to be the beneficial owner of 5% or more of such common stock, and, in addition, by each Director of the Company, and Nominee for Director, and by all Directors, Nominees for Director and Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

   NAME AND ADDRESS                 AMOUNT OF BENEFICIAL        PERCENTAGE
  OF BENEFICIAL OWNER                     OWNERSHIP              OF CLASS
-----------------------------       --------------------        ----------
Henry B. Schur                          1,042,500<FN1>             9.7%
430 Ansin Boulevard, Suite G
Hallandale, Florida 33009

Debra L. Ross                           1,042,500<FN2>             9.7%
430 Ansin Boulevard, Suite G
Hallandale, Florida 33009

John E. Trafton                           708,000                  6.6%
285 Sunrise Drive, Apt. 16
Key Biscayne, Florida 33149

Colin N. Jones                            100,000<FN3>              .9%
1025 N.W. 17th Avenue
Delray Beach, Florida  33445

Nicholas G. Levandoski                          0<FN4>             -0-
430 Ansin Boulevard, Suite G
Hallandale, Florida 33009

Joel Marcus                                90,000<FN5>              .8%
676 West Prospect Road
Fort Lauderdale, Florida  33309

Kenneth Robertson                        ________                  ___%
855 S. Federal Highway, No. 206
Boca Raton, Florida  33432

Gerald M. Wachna                         ________                  ___%
855 S. Federal Highway, No. 206
Boca Raton, Florida  33432

Software & Healthcare Technology
  Fund, LLC                             1,000,000                  9.3%
855 S. Federal Highway, No. 206
Boca Raton, Florida  33432

International Technologies Ltd.           900,000                  8.4%
c/o William Smith
P.O. Box F-40729
Freeport, Bahamas

                                    2


Robertson & Partners, L.L.C.            1,600,000                 15.0%
855 S. Federal Highway, No. 206
Boca Raton, Florida  33432

All Directors and Officers              1,232,500                 11.5%
as a Group (6 Persons)
_______________________
<FN1>
Includes 862,500 shares held of record by Mr. Schur's wife, Debra Ross, 80,000 shares held by Mr. Schur's daughter, and 100,000 shares held in trust for Mr.
Schur's daughter.  Does not include options to purchase 100,000 shares since the Company's stock option plan is awaiting shareholder approval.
<FN2>
Includes 862,500 shares held directly by Ms. Ross, 80,000 shares held by Ms.
Ross' daughter, and 100,000 shares held in trust for Ms. Ross' daughter.
<FN3>
Does not include options to purchase 100,000 shares since the Company's stock option plan is awaiting shareholder approval.
<FN4>
Does not include options to purchase 250,000 shares since the Company's stock option plan is awaiting shareholder approval.
<FN5>
Does not include options to purchase 100,000 shares since the Company's stock option plan is awaiting shareholder approval.

                              ELECTION OF DIRECTORS

     The Company's Bylaws have been amended to provide that effective at the Annual Meeting of Shareholders that the Board of Directors will consist of eight members. The Board of Directors recommends the ELECTION as Directors of the six (6) nominees listed below, to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Each of the current members of the present Board of Directors has been nominated for reelection. The person named as "Proxy" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held, and the period during which each person has served as a Director:

                                       POSITIONS AND OFFICES HELD AND
           NAME                AGE          TERM AS A DIRECTOR
----------------------------   ---     ------------------------------

Colin N. Jones                   77    President and Chairman of the Board
                                       since April 1998

Nicholas G. Levandoski, Ph.D.    61    Vice President - Research and
                                       Development, Secretary, Treasurer
                                       and Director of the Company since
                                       March 1997; and Director of Research
                                       and Development for Simplex-Florida

Henry B. Schur                   53    Vice President - Business Development
                                       and Director of the Company since
                                       March 1997; Vice President and a
                                       Director of Simplex-Florida

Joel Marcus                      58    Director since December 1997

Kenneth Robertson                63    Nominee for Director

Gerald M. Wochna                 55    Nominee for Director

     There is no family relationship between any Director or Executive Officer of the Company.

     Set forth below are the names of all directors, nominees for director and executive officers of the Company, all positions and offices with the Company held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years:

     COLIN N. JONES has served as the President and Chairman of the Board of the Company since April 10, 1998. Mr. Jones has served as CEO and Chairman of Automated Health Technologies since November 1996 and was a consultant to that firm from February 1996 to November 1996. From July 1994 until January 1996, he served as Chairman, International of INTEC, an international consulting firm specializing in reengineering. From February 1983 until March 1988, he served as Chairman of Proximity Technologies and continued as Vice President, International until July 1994 for Franklin Electronics, which had purchased Proximity Technologies. From June 1974 until February 1983, he owned and operated his own merger and acquisition firm. From January 1970 until June 1974, he was President and CEO of Sensormatic Electronics and remained a consultant until June 1974. From September 1950 until January 1970, he was employed by IBM in various positions with his final position being Manager of Sales Programs for the Office Products Division. Mr. Jones received a BSME Degree from the University of Texas in 1949.

     DR. NICHOLAS LEVANDOSKI has served as the Vice President of Research and Development, Secretary, Treasurer and a director of the Company since March 5, 1997. He also served as acting President from March 5, 1997 until April 10, 1998. He has served as Director of Research and Development for Simplex-Florida since June 1995. Dr. Levandoski has extensive research and clinical experience, including military, industry and hospital environments. Dr. Levandoski received a B.S. degree in Chemistry/Biology from the University of Notre Dame in 1958. After a brief period in private industry (Abbott Laboratories, N. Chicago, Illinois), Dr. Levandoski enlisted and served in the Medical Service Corps. of the U.S. Army from 1959 to 1962. While on active duty in Medical Service Corps., Dr. Levandoski enrolled and attended the graduate school of the University of Denver where he continued his studies in organic chemistry. Upon release from active duty in 1962, Dr. Levandoski was hired as the Director of Laboratory of Metabolic Division of the U.S. Army Research and Nutrition Laboratory, Denver, Colorado, from 1962 to 1964, and he completed his graduate studies in 1964. He thereafter held responsible positions in industry, including Cordis Corps., Miami, Florida, from 1965 to 1971, in the Diagnostic Products Division; Benasil Corporation, Miami, Florida from 1977 to 1979; and Director of Corporate Compliance (FDA) for North American Biologicals, Miami, Florida. In 1979, Dr. Levandoski returned to active duty in the U.S. Army as Executive Officer and Hospital Administrator for a 1,000-bed general hospital in Miami, Florida. In 1982, Dr. Levandoski was selected to attend the National War College, Ft. McNair, Washington, D.C.; and was thereafter assigned to the Pentagon in Washington, D.C., Division of Reserve Affairs, where he remained until his retirement as a full Colonel in 1984.

     MR. HENRY SCHUR has served as the Company's Vice President of Marketing and a Director since March 5, 1997. He has served as President of Analyte Diagnostics, Inc., a wholly owned subsidiary of Simplex-Florida since June 1995. He is the Company's principal scientist and one of the principal inventors of the Company's products. Mr. Schur has an undergraduate degree in Health Sciences from Florida International University and post graduate studies in Business Management at the University of Oklahoma. In the course of Mr. Schur's professional career, he has occupied responsible positions with companies engaged in the manufacture of diagnostics products and biochemicals, including specifically, Arcade, Inc., Chattanooga, Tennessee (1986 to 1987), and Cordis Corporation, Miami, Florida (1966 to 1968). Mr. Schur, in 1991, was formerly employed by Americare, with whom Mr. Schur is now in litigation. Mr. Schur is a principal inventor of a number of the Company's products and has a number of issued U.S. and foreign patents to his credit.

     JOEL MARCUS has served as a Director of the Company since December 1997. He has been self-employed as a certified public accountant in Florida since 1974 when he became a licensed CPA. Mr. Marcus received a Bachelor of Science Degree in Business Administration from Hofstra University in New York in 1960 and completed graduate studies at CW Post Tax Institute in 1963.

     GERALD M. WOCHNA has, since 1984, been involved in the formation, financing and development of several small businesses, both individually and as a part of Robertson & Partners, L.L.C. He is currently a director of Automated Health Technology. Since 1984, Mr. Wochna has been involved in land development and the development, construction, leasing and financing of retail, warehouse and office properties. From 1973 to 1984, he practiced law with a law firm he established in Boca Raton, Florida. Mr. Wochna continued to practice law on an "of counsel" basis from 1984 to 1989, when he retired from that profession. Mr. Wochna graduated from Cleveland State Law School in 1968.

     KENNETH ROBERTSON is the President and CEO of Conference-Call USA, Inc., a successful teleconferencing company which he co-founded in 1987 and sold in December 1996 to Citizens Utilities, Inc. Following the sale, he has continued as CEO of that entity, and it has continued to grow under his leadership. Mr. Robertson has extensive experience in a diverse range of business activities with special emphasis on sales and financial management. In 1981 he moved to Florida as President and CEO of Alo-Scherer Healthcare (now Scherer Healthcare, Inc.) and held that position until 1983 at which time he resigned and has remained a director of this NASDAQ-listed company. Mr. Robertson has a degree from Wabash College.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and certain written representations, no persons who were either a Director, Officer or beneficial owner of more than 10% of the Company's Common Stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year except as follows:

International Technologies Ltd., a principal shareholder, failed to file a Form 3 and one Form 4 reporting its initial ownership position and one transfer during 1997. The shareholder has also not filed a Form 5 for 1997.

                                  COMPENSATION

     The following tables set forth information regarding executive compensation for the Company's President and Chief Executive Officer and each other executive officer who received total annual salary and bonus in excess of $100,000 for any of the years ended December 31, 1997, 1996 or 1995.

                          SUMMARY COMPENSATION TABLE

                                              LONG-TERM COMPENSATION
                                              AWARDS         PAYOUTS
                                              ------------------------
                                                        SECURI-
                       ANNUAL COMPENSATION              TIES
                      ---------------------    RE-      UNDERLY-        ALL
                                       OTHER   STRICT-  ING             OTHER
NAME AND                               ANNUAL  ED       OPTIONS/  LTIP  COM-
PRINCIPAL                              COMPEN- STOCK    SARs      PAY-  PEN-
POSITION       YEAR  SALARY    BONUS   SATION  AWARD(S) (NUMBER)  OUTS  TION
----------     ----  --------  -----   ------- -------- --------  ----- -----
Nicholas G.    1997  $43,500    --     $19,400   --      250,000   --    --
 Levandoski,   1996  $  --      --     $21,956   --         --     --    --
 Ph.D.,
 President

                    AGGREGATED OPTION EXERCISES IN YEAR ENDED
              DECEMBER 31, 1997 AND DECEMBER 31, 1997 OPTION VALUES

                                        SECURITIES UNDER-  VALUE OF UNEXER-
                      SHARES            LYING UNEXERCISED   CISED IN-THE
                     ACQUIRED                OPTIONS       MONEY OPTIONS/
                        ON                 AT 12/31/97       AT 12/31/97
                     EXERCISE   VALUE     EXERCISABLE/     EXERCISABLE/
      NAME           (NUMBER)  REALIZED   UNEXERCISABLE     UNEXERCISABLE
      ----           --------  --------  ----------------  ----------------
Nicholas Levandoski     -0-    $  -0-    250,000/250,000      $ 0/0

                         OPTIONS GRANTS IN LAST FISCAL YEAR
                                 Individual Grants

                    NUMBER OF       % OF TOTAL
                    SECURITIES       OPTIONS
                    UNDERLYING      GRANTED TO     EXERCISE OR
                     OPTIONS       EMPLOYEES IN    BASE PRICE     EXPIRATION
      NAME          GRANTED(#)      FISCAL YEAR      ($/SH)          DATE
      ----         ------------    ------------    -----------    ----------
Nicholas Levandoski   250,000          51.0%          $1.58        8/27/02

STOCK OPTION PLAN

     During March 1997, the Board of Directors adopted a Stock Option Plan (the "Plan"), and on March 28, 1997, the Corporation's shareholders approved the Plan. The Plan authorizes the issuance of options to purchase up to 2,000,000 shares of the Company's Common Stock.

     The Plan allows the Board to grant stock options from time to time to employees, officers, directors and consultants of the Company. The Board has the power to determine at the time that the option is granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. Vesting provisions are determined by the Board at the time options are granted. The option price for any option will be no less than the fair market value of the Common Stock on the date the option is granted.

     Since all options granted under the Plan must have an exercise price no less than the fair market value on the date of grant, the Company will not record any expense upon the grant of options, regardless of whether or not they are incentive stock options. Generally, there will be no federal income tax consequences to the Company in connection with Incentive Stock Options granted under the Plan. With regard to options that are not Incentive Stock Options, the Company will ordinarily be entitled to deductions for income tax purposes of the amount that option holders report as ordinary income upon the exercise of such options, in the year such income is reported.

     During 1997 the Company granted options to seven persons to purchase a total of 490,000 shares of common stock at a price of $1.58 per share. During January through May 1998, the Company granted an additional 225,000 options at prices ranging from $1.58 to $2.75.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ACQUISITION OF SIMPLEX-FLORIDA

     On March 5, 1997, the Company completed the acquisition of 100% of the outstanding common stock of Simplex Medical Systems, Inc. ("Simplex-Florida") in exchange for 3,453,000 shares of the Company's Common Stock (approximately 46.04% of the shares now outstanding). The shares were exchanged on the basis of one share of the Company's common stock for one share of Simplex-Florida common stock. In connection with the closing of this transaction, several shareholders submitted for cancellation a total of 31,953,000 shares of common stock. As a result, after the acquisition of Simplex-Florida, there were a total of 7,500,000 shares outstanding.

     The stock issuances were made pursuant to an Agreement ("Agreement") between the Company and Simplex-Florida. The terms of the Agreement were the result of negotiations between the managements of the Company and Simplex-Florida. However, the Board of Directors did not obtain any independent "fairness" opinion or other evaluation regarding the terms of the Agreement, due to the cost of obtaining such opinions or evaluations.

TRANSACTIONS INVOLVING THE COMPANY

     On March 20, 1996, the Company issued to each of Mesdames Colleen E. Schmidt, a Director of the Company, and a Company Director, and Sandra S. Steinberg, a Director of the Company, 15,000,000 shares of the Company's common stock, $.0001 par value per share (a total of 30,000,000 shares of common stock), in consideration, in each case, for the sum of $5,000 in cash (a total of $10,000 in cash). These shares collateralized two non-interest bearing promissory notes in the principal amount of $2,500 each (an aggregate face amount of $5,000), due and payable on May 31, 1996, of which each of Mesdames Schmidt and Steinberg are the makers and the Company is the holder.

     During the year ended December 31, 1997, the Company entered into several short term notes payable with Joel Marcus, a director of the Company, totaling $294,990, bearing interest at 10% per annum. Joel Marcus subsequently assigned these notes to International Technologies Ltd., a shareholder. As a of December 31, 1997, $284,990 of these notes payable had expired terms. On April 2, 1998, the Company entered into an agreement with International Technologies Ltd. to extend the terms of the notes for a three year period with interest at 10% per annum. These notes will be amortized over the three year period with payments on principal to be made only if the Company records pre-tax earnings in excess of the principal amount due. If an additional extension of time is necessary, this agreement grants an extension until such time as pre-tax profits are sufficient to amortize the loans over the three year period.

                      APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The independent accounting firm of Schmidt, Raines, Triest, Dickenson & Adams, P.L. audited the financial statements of the Company for the year ended December 31, 1997, and has been selected in such capacity for the current fiscal year. At the direction of the Board of Directors, this appointment is being presented to the shareholders for ratification or rejection at the Annual Meeting of Shareholders. If the shareholders do not ratify the appointment of Schmidt, Raines, Triest, Dickenson & Adams, P.L., the appointment of auditors will be reconsidered by the Board of Directors.

     It is expected that representatives of Schmidt, Raines, Triest, Dickenson & Adams, P.L., will be present at the meeting and will be given an opportunity to make a statement if they desire to do so. It is also expected that the representatives will be available to respond to appropriate questions from shareholders.

                            AMENDMENT TO ARTICLES OF
                      INCORPORATION CONCERNING NAME CHANGE

     The Board of Directors has approved an amendment to the Articles of Incorporation to change the name of the Company to "SMLX Technologies, Inc." The new name is being proposed to better reflect the business of the Company, since the Company's technologies include non-medical products.

     An affirmative vote of a majority of the shares outstanding will be required to approve the proposed amendment to the Company's Articles of Incorporation. The Board of Directors recommends approval of the amendment.

                        APPROVAL OF 1997 STOCK OPTION PLAN

DESCRIPTION OF THE PLAN

     On August 27, 1997, the Company's Board of Directors approved the establishment of a Stock Option Plan (the "1997 Plan"). The Board of Directors believes that the 1997 Plan advances the interests of the Company by encouraging and providing for the acquisition of an equity interest in the success of the Company by employees, officers, directors and consultants, and by providing additional incentives and motivation toward superior Company performance. The Board believes the 1997 Plan enables the Company to attract and retain the services of key employees, officers, directors and consultants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

     The 1997 Plan allows the Board to grant stock options from time to time to employees, officers and directors of the Company and consultants to the Company. The Board has the power to determine at the time the options are granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. However, Incentive Stock Options may only be granted to persons who are employees of the Company. Vesting provisions are determined by the Board at the time options are granted. The total number of shares of Common Stock subject to options under the 1997 Plan may not exceed 2,000,000, subject to adjustment in the event of certain recapitalizations, reorganizations and similar transactions. The option price must be satisfied by the payment of cash.

     The Board of Directors may amend the 1997 Plan at any time, provided that the Board of Directors may not amend the 1997 Plan to materially increase the number of shares available under the 1997 Plan, materially increase the benefits accruing to participants under the 1997 Plan, or materially change the eligible class of employees without shareholder approval.

     There are currently stock options granted under the 1997 Plan to purchase up to 590,000 shares of Common Stock at $1.58 per share and up to 125,000 shares at $2.75 per share. These options are contingent on the approval of the 1997 Plan.

VOTE REQUIRED; BOARD OF DIRECTORS RECOMMENDATIONS

     Approval of the 1997 Plan requires the affirmative vote of a majority of the shares of Common Stock represented at the meeting. The Board of Directors recommends a vote FOR approval of the 1997 Plan.

                                OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.

                                  ANNUAL REPORT

     The Company's Annual Report for the year ending December 31, 1997, accompanies this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement and is not to be considered part of the solicitation material.

                  DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                 FOR THE ANNUAL MEETING TO BE HELD IN AUGUST 1999

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders to be held in August 1999 must be received at the offices of the Company, 430 Ansin Boulevard, Suite G, Hallandale, Florida 33009, no later than March 18, 1999, in order to be included in the Company's proxy statement and proxy relating to that meeting.

                                       COLIN N. JONES, PRESIDENT
Hallandale, Florida
July 15, 1998

P R O X Y

                         SIMPLEX MEDICAL SYSTEMS, INC.

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Colin N. Jones with the power to appoint a substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Simplex Medical Systems, Inc. held of record by the undersigned on July 15, 1998, at the Annual Meeting of Shareholders to be held on August 20, 1998, or any adjournment thereof.

     1.  Election of Directors:

     [ ] FOR all nominees listed below (except as marked to the contrary) [ ] WITHHOLD authority to vote for all the nominees listed below:

                  Colin N. Jones               Joel Marcus
                  Nicholas G. Levandoski       Kenneth Robertson
                  Henry B. Schur               Gerald M. Wochna

[INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name above.]

     2. The ratification of the appointment of Schmidt, Raines, Triest, Dickenson & Adams, P.L., as the Company's independent auditors.

            [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     3. The approval of an amendment to the Company's Articles to change the name of the Company to "SMLX Technologies, Inc."

            [  ]  VOTE FOR     [   ]   AGAINST     [   ]   ABSTAIN

     4.  The approval of the Company's 1997 Stock Option Plan.

            [  ]  VOTE FOR     [   ]   AGAINST     [   ]   ABSTAIN

     5. To transact such other business as may properly come before the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED VOTE FOR PROPOSALS 1, 2, 3 AND 4.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.

Dated:  _____________, 1998.
                                    ________________________________________

                                    ________________________________________
                                    Signature(s) of Shareholder(s)


Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIMPLEX MEDICAL SYSTEMS, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.